Virtus Global Commodities Stock Fund,

a series of Virtus Opportunities Trust

Supplement dated May 4, 2015 to the

Virtus Global Commodities Stock Fund Summary Prospectus and Statutory Prospectus,
each dated January 28, 2015, as supplemented, and Statement of Additional Information
(“SAI”) dated March 23, 2015

Important Notice to Investors

Effective April 30, 2015, the Virtus Global Commodities Stock Fund, formerly a series of Virtus Opportunities Trust, was liquidated. The Virtus Global Commodities Stock Fund has ceased to exist and is no longer available for sale. Accordingly, the Virtus Global Commodities Stock Fund Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/GlobalCommStockClosed (5/2015)